Long-term loan	12 Months Ended
Oct. 31, 2023
Borrowings [abstract]
Long-term loan [Text Block]

9. Long-term loan

The Company was granted a $60,000 CAD ($43,254 USD) interest-free loan from the Government of Canada under the Canada Emergency Business Account ("CEBA") program to cover its operating costs (the "CEBA Loan"). If the Company repays $40,000 CAD ($28,836 USD) of the aggregate amount advanced on or before January 18, 2024, the repayment of the remaining $20,000 CAD will be forgiven. The balance was not paid by January 18, 2024, and as a result, the total principal amount was subsequently converted to a 3-year term loan at 5% annual interest paid monthly, commencing January 19, 2024. The total amount owing on the CEBA loan as at October 31, 2023 is $43,254 ($60,000 CAD) (October 31, 2022 - $43,796 ($60,000 CAD)).